UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2022

Next Meats Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56167	85-4008709
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F 1-16-13 Ebisu Minami Shibuya-ku, Tokyo Japan	150-0022
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Table of Contents

Note: “We”, “Us”, “The Issuer”, and or “The Company” refer to Next Meats Holdings, Inc., a Nevada Company.

All dollar amounts used throughout this Report are in US Dollars, unless otherwise stated.

2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On or about July 1, 2022, we, Next Meats Holdings, Inc., a Nevada Company (“NXMH”), sold 5,000 shares of Series Z Preferred Stock of Dr. Foods, Inc., a Nevada Company (“DRFS”), to White Knight Co., Ltd., a Japan Company (“WK”), at a price of approximately $147,624 USD (20,000,000 Japanese Yen) (“The Share Purchase Agreement”). White Knight Co., Ltd. is owned and controlled by our Chief Executive Officer, Koichi Ishizuka. White Knight Co., Ltd. is deemed to be an accredited investor. The purchase of shares was made for investment purposes. The consummation of the transaction contemplated by the Share Purchase Agreement resulted in us no longer having an equity position in DRFS and with WK becoming the largest controlling shareholder of DRFS. Following the aforementioned transaction, WK owns approximately 79.22% voting control of DRFS.

NXMH intends to use the proceeds from the aforementioned sale for working capital.

The Board of Directors of NXMH, WK, and DRFS unanimously approved the above transaction.

The aforementioned sale of shares was conducted pursuant to Regulation S of the Securities Act of 1933, as amended ("Regulation S"). The sale of shares was made only to non-U.S. persons/entities (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

A copy of the Share Purchase Agreement is attached herein as exhibit 10.1. This Form 8-K does not purport to include full details and or terms of the Share Purchase Agreement.

Item 9.01 Exhibits

Exhibit Number	Description of Exhibit
10.1	Share Purchase Agreement (1)

(1) Filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Next Meats Holdings, Inc.

Dated: July 7, 2022	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer